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                                 EXHIBIT 23.1

                      CONSENT OF KPMG PEAT MARWICK LLP

The Board of Directors
Maxim Pharmaceuticals, Inc.:

We consent to the use of our report incorporated herein by reference.


                                                          KPMG Peat Marwick LLP


San Diego, California
March 6, 1998